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                               EXHIBIT 10.24

                       NATIONAL EDUCATION CORPORATION

                         AMENDMENT OF LOAN AGREEMENT
                         ___________________________
                        AND REVOLVING PROMISSORY NOTE
                        _____________________________

     This Amendment is made by STECK-VAUGHN COMPANY (the "Borrower"), a Delaware corporation, and NATIONSBANK OF TEXAS, N.A. ("Lender"), a national banking association, who agree as follows:

     1.   Recitals.

     1.1 The Borrower previously signed, and delivered to Lender, a certain Revolving Promissory Note (the "Original Note") dated June 10, 1994, and made payable to the order of Lender, in the stated principal amount of $10,000,000.00.

     1.2 In connection with the Borrower's signing and delivering the Original Note, the Borrower and Lender signed, and entered into, a certain Loan Agreement (the "Original Loan Agreement") dated June 10, 1994.

     1.3 The Original Agreement established a certain revolving line of credit that was to remain in effect for a term of two (2) years; and the purpose of this Amendment is to extend that term for an additional year by amending the Original Note and the Original Loan Agreement.

     2. Each of Sections 2.1.2, 2.1.4, 2.2.1, and 2.2.2 of the Original Loan Agreement are hereby amended by changing the term "first anniversary" to the term "second anniversary" and changing the term "second anniversary" to the term "third anniversary" each time those respective terms are used in the Original Loan Agreement. Section 2.1.3 of the Original Loan Agreement is hereby amended by changing the term "Borrower's 1995 fiscal year" therein to "Borrower's 1996 fiscal year." Section 2.2.1 of the Original Loan Agreement is also amended by adding the following sentence at the end of such Section:
"If the First Term Loan is made as aforesaid, the Borrower shall date the First Term Note the date of such Loan." Section 2.2.2 of the Original Loan Agreement is also amended by adding the following sentence at the end of such
Section: "If the Second Term Loan is made as aforesaid, the Borrower shall date the Second Term Note the date of such Loan."














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     3.   Paragraphs 3.2(e) and (f) of the Original Loan Agreement are hereby amended to read as follows:

     "(e) The Additional Percentage shall be 1.50% unless adjusted in accordance with this Paragraph (e). If, before Borrower's Annual Audited Financial Statements for 1995 are available, Borrower advises Lender that, in Borrower's opinion, Borrower's operating income, as determined by Generally Accepted Accounting Principles, for 1995, will be at least $11,300,000.00, then the Additional Percentage shall be adjusted to 1.40% effective as of the first day of Borrower's 1996 fiscal year; provided, however, that if Borrower's Annual Audited Financial Statements for 1995 show that such operating income was not at least $11,300,000.00, then such adjustment in the Additional Percentage shall be of no effect, so that the Additional Percentage for 1996 shall be 1.50%. If, before Borrower's Annual Audited

     Financial Statements for 1996 are available, Borrower advises Lender that, in Borrower's opinion, Borrower's operating income, as defined by Generally Accepted Accounting Principles, for 1996 will be at least $14,100,000.00, then the Additional Percentage shall be adjusted to 1.30% effective as of the first day of Borrower's 1997 fiscal year; provided, however, that if Borrower's Annual Audited Financial Statements for 1996 show that such operating income was not at least $14,100,000.00, then such adjustment in the Additional Percentage shall be of no effect, so that the Additional Percentage for 1997 shall be 1.50%. If, before Borrower's Annual Audited Financial Statements for 1997 are available, Borrower advises Lender that, in Borrower's opinion, Borrower's operating income, as defined by Generally Accepted Accounting Principles, for 1997 will be at least $17,600,000.00, then the Additional Percentage shall be adjusted to 1.25% effective as of the first day of Borrower's 1998 fiscal year; provided, however, that if Borrower's Annual Audited Financial Statements for 1997 show that such operating income was not at least $17,600,000.00, then such adjustment in the Additional Percentage shall be of no effect, so that the Additional Percentage on and after the first day of Borrower's 1998 fiscal year shall be 1.50%. Any calculation of accrued interest based on an Additional Percentage that is less than 1.50% shall be provisional unless and until a determination is made from Borrower's Annual Audited Financial Statements that the Additional Percentage was appropriately adjusted to a percentage less than 1.50%, rather than 1.50%."

     "(f) The "Prime-Based Rate" shall be the Prime Rate, except that any time before January 1, 1998, when the Additional Percentage is less than 1.5%, the Prime-Based Rate shall be the difference produced by subtracting 0.25% from the Prime Rate."

     4. Exhibit "B" to the Original Loan Agreement is hereby replaced by, and with, the EXHIBIT "B" FIRST TERM NOTE that is attached to this Amendment. Exhibit "C" to the Original Loan Agreement is hereby replaced by, and with, the EXHIBIT "C" SECOND TERM NOTE that is attached to this Amendment.

     5. The Original Note is hereby amended by changing the term "second anniversary" in the second paragraph thereof to the term "third anniversary."



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     6.   NOTICE OF FINAL AGREEMENT.  THIS WRITTEN AGREEMENT REPRESENTS THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Dated:    September 29, 1995.

BORROWER:                          LENDER:

STECK-VAUGHN COMPANY               NATIONSBANK OF TEXAS, N.A.
(a Delaware corporation)

By:            /s/ Floyd D. Rogers      By:            /s/ Sylvia H. Maggio
               ___________________                     ____________________
Print Name:    Floyd D. Rogers          Print Name:    Sylvia H. Maggio
Title:         Vice President Finance   Title:         Vice President


CONSENT OF GUARANTOR
____________________

     For the benefit of "Lender," as defined in the above Amendment (the "Amendment"), STECK-VAUGHN PUBLISHING CORPORATION ("Guarantor"), a Delaware corporation, hereby consents to the Amendment and agrees that (i) the term "Loan Agreement," as used in the Guaranty Agreement dated June 10, 1994, and signed by Guarantor for the benefit of such Lender, shall now mean the "Original Loan Agreement," as defined in the Amendment, as amended by the Amendment, and (ii) such Guaranty Agreement, as modified by this consent, continues, and shall continue, in full force and effect.

Dated:    September 29, 1995.


                                   GUARANTOR:

                                   STECK-VAUGHN PUBLISHING
                                   CORPORATION
                                   (a Delaware corporation)


                                   By:            /s/ Floyd D. Rogers
                                                  ___________________
                                   Print Name:    Floyd D. Rogers
                                   Title:         Vice President Finance












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